Third Quarter 2013 Conference Call November 7, 2013 © 2013 Oldemark LLC Exhibit 99.1

JOHN BARKER Chief Communications Officer 2 © 2013 Oldemark LLC

Today’s Agenda CEO Overview Emil Brolick Financial Update Q&A 3 Todd Penegor

Forward-Looking Statements and Non-GAAP Financial Measures
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform
Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on November 7, 2013 and in the “Special Note Regarding Forward-Looking Statements and
Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on November 7, 2013 and posted on www.aboutwendys.com.

EMIL BROLICK President & CEO 5 5 © 2013 Oldemark LLC

© 2013 Oldemark LLC
SYSTEM OPTIMIZATION
PROCEEDING AS PLANNED
CONFIDENT IN 4Q; RAISING
2013 EARNINGS OUTLOOK
BRAND TRANSFORMATION
MOMENTUM CONTINUES
STRONG QUARTER OF SALES
AND EARNINGS GROWTH

IMAGE ACTIVATION
PROGRESSING

Adjusted EBITDA* $98.7 mil vs.    $84.5 mil
Adjusted EPS* $0.08       vs. $0.02
N.A. Rest. Margin     15.6%      vs.     13.9%
Co.-Op. SSS       3.2%      vs.       2.7%

Q3 2013 Highlights
2013 2012
*See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.
+17%
+$0.06
5.9%
2-year
+170bps

8 HIGH LOW FUNCTIONAL EMOTIONAL BRAND VISION NEW QSRs TRADITIONAL QSRs EXPERIENCE

PRODUCT
Play a different game
PRICE
New QSR Quality at QSR Price
PROMOTION
Strategically driven, tactically brilliant
PEOPLE
5-Star Performers
PERFORMANCE
Keeping the brand promise
PLACE
The complete brand experience

THE RECIPE TO WIN

10 Regaining Heritage of Product Innovation

PRODUCT

BACON
LIMITED TIME ONLY
Portabella
MELT ON BRIOCHE
Enjoy
Coca-Cola

11

PRICE

MONTEREY
RANCH
CRISPY CHICKEN
99¢
RIGHT
PRICE
RIGHT SIZE
MENU

12 PREMIUM PRICE / VALUE Executing the High-Low Strategy

PROMOTION

#tweatfor1k
Nick Lachey
PRETZEL
BACON
CHEESEBURGER
YOU SAY IT. WE SING IT.
#PretzelLoveSongs
Matt Collett
@Wendys is the best restaurant twitt
account out there. I love you.
#NewCustomer
NEW
PRETZEL
PUB CHICKEN
YOUR COMMENTS, MADE EPIC.
#PretzelLoveStories
Christen Sakamoto
I never thought I'd follow a fast food restaurant, but whoa @Wendys is pretty hilarious. Well done Wendy's, well done.
#nowiwantaburger

13

14 Ultimate source of differentiation

PEOPLE

The Wendy's Company Catch up with some talented employees as they share their Wendy's story http://lnkd.in/b4QKDm2

Catch up
WITH...

QUALITY IS OUR RECIPE
DINE
LEARN
PLAY
FIND
MY WENDY'S
CAREERS
JOB SEARCH
WENDY'S SUCCESS
Vanessa Murray
WHY WORK
AT WENDY'S
Catch up
WITH...
Jennifer

Like (10) · Comment (2) · Pin to top · 18 days ago

Tammie Morgan, Donia Martinez +8

Kristin Kern Very nice. This is a good thing. Without good people, we have nothing.
18 days ago

MacKenzie Coley When I started at Wendy's 2 years ago as crew. In 6 months I became a Shift Supervisor and then 6 months again I became a Restaurant Manager. I got a great career at Wendy's and I got a long time to make it grow. I like reading success stories and... more
18 days ago

wendys.com LinkedIn Ultimate source of differentiation

PERFORMANCE

Taco Bell
Taco John's
McDonald's
Burger King
Chick-fil-A
Krystal

16 Source: QSR Magazine’s 2013 Drive-Thru Performance Study Fastest Drive-Thru in QSR 134 158 181 189 198 204 218 Average Drive - Thru Time in Seconds

17 IMAGE ACTIVATION New QSR Experience

SYSTEM OPTIMIZATION Selling 425 Restaurants to Franchisees SHAREHOLDER VALUE EFFICIENCY OPERATIONAL EFFECTIVENESS GROWTH

•
Completed sale of 118 restaurants through Nov. 7, 2013
•
New and existing franchisees
•
Strong operators with proven success
•
Strong financially and well-capitalized
•
Growth mindset – commitment to Image Activation and new restaurant development
•
Demonstrated commitment to customer service
SYSTEM OPTIMIZATION PROGRESS

20 Brand Relevance Drives Economic Model Relevance

© 2013 Oldemark LLC TODD PENEGOR Chief Financial Officer 21

Image Activation Continues to Evolve 22 Core Remodel Costs* * Does not include deferred maintenance $1,200 $800 $650 $550 2011 2014

PLACE

Wendy's
Wendy's
QUALITY IS OUR RECIPE
REAL
FRESH

STANDARD DESIGN IMAGE ACTIVATION New QSR Experience

Expect System Optimization to Produce
Higher Quality Earnings

Royalties
$25 M
Rent
$20 M
G&A
$30 M
EBITDA Lost
EBITDA Gained
=
* Estimates based on Company’s current outlook.
Restaurant
EBITDA
$75 M

NEW
LIMITED-TIME OFFER
PRETZEL
BACON CHEESEBURGER

MONTEREY RANCH
CRISPY CHICKEN
99¢

NEW
FLATBREAD
GRILLED
CHICKEN

Q3 2013 Highlights
N.A. Company Restaurant
Margin +170 bps
Q3 2013   15.6%
Q3 2012   13.9%
N.A. Company Restaurant
Margin +170 bps
Q3 2013   15.6%
Q3 2012   13.9%
Q3 2013 North America
Same-Store Sales
1-Year 2-Year
Company-Operated
Franchise
3.1%
6.0%
3.2% 5.9%

Q3 2013 Financial Summary
Q3
2013
Q3
2012
%
Change
Sales 558.0 $     558.3 $   -0.1%
Franchise revenues 82.8           78.0         6.2%
   Total revenues 640.8 $     636.3 $   0.7%
Adjusted EBITDA* 98.7 $       84.5 $      16.8%
($ in millions)
(Unaudited)
*See reconciliation of Adjusted EBITDA in the appendix.

27 Q3 2013 Financial Summary Q3 2013 Q3 2012 $ Change Adjusted EPS* 0.08 $ 0.02 $ 0.06 $ Reported EPS (0.00) $ (0.07) $ 0.07 $ (Unaudited) *See reconciliation of Adjusted EPS in the appendix.

Solid Four Quarters Earnings

2013
2012
Q4 Q1
Q2
Adjusted EBITDA
Adjusted EPS
Q3
$98.7*
Actual
Prior Year
% Change
$102.1 $77.3 $95.9
$84.5 $89.1 $63.9 $80.9
+17% +15% +21% +19%
$0.08*
Actual
Prior Year
% Change
$0.08 $0.03 $0.09
$0.02 $0.05 $0.01 $0.04
+300% +60% +200% +125%
* See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.

YTD 2013 Cash Flow Highlights
($ in millions)
YTD 2013 YTD 2012
Cash flow from operations 252.7 $      124.6 $
Capital expenditures 130.8         126.3
Beginning cash balance 453.4 $      475.2 $
Change in cash 60.1           (21.6)
Ending cash balance 513.4 $      453.6 $

Selected Balance Sheet Highlights
($ in millions)
Cash 513 $
Senior Debt 1,429 $
Capital Leases and Other Debt 43
Total Debt 1,472 $
TTM Adjusted EBITDA 374 $
Total Debt / TTM Adjusted EBITDA 3.9x
Net Debt / TTM Adjusted EBITDA 2.6x
Sept. 29, 2013

Raising 2013 Outlook Estimates based on Company’s current outlook. 31 Adjusted EBITDA: Approximately $365 million Adjusted EPS: Approximately $0.25

2013 Outlook
Estimates based on Company’s current outlook. 32
•
Adjusted EBITDA of approximately $365 million
•
Adjusted EPS of approximately $0.25
•
SSS of approximately 2.0 percent
•
Restaurant margin of 15.0 percent
•
25 Company IA openings & 100 Company IA reimages
•
Expect to make incremental fourth-quarter investments to drive growth
•
As a result, project fourth-quarter Adjusted EBITDA to decline approximately 10 percent.

© 2013 Oldemark LLC SYSTEM OPTIMIZATION DRIVING IMPROVED EARNINGS QUALITY HIGH-QUALITY Q3 DRIVEN BY SSS GROWTH 33 SOLID MOMENTUM; RAISING 2013 EARNINGS OUTLOOK CONFIDENT IN LONG-TERM OUTLOOK

© 2013 Oldemark LLC JOHN BARKER Chief Communications Officer 34

© 2013 Oldemark LLC MEG NOLLEN Senior Vice President Strategy and Investor Relations 35

2013 Events Nov. 13: Image Activation tour in Dublin (host: Stephens) 2014 Events Jan. 13: ICR Conference – Preliminary 2013 Earnings and 2014 Guidance 36 Investor Relations Calendar

Q&A 37

Appendix 38

Reconciliation of Adjusted EBITDA from Continuing Operations to Net (Loss) Income Attributable to The Wendy's Company

(In Thousands)
(Unaudited) Three Months Nine Months
2013 2012 2013 2012
Adjusted EBITDA from continuing operations   $          98,737 $          84,491 $         278,122 $        237,445
Less:
Depreciation and amortization   (44,325) (41,878) (134,841) (110,136)
Impairment of long-lived assets   (5,327) - (5,327) (7,781)
Facilities action charges, net   (22,275) (11,430) (31,690) (27,561)
Costs associated with closed restaurants in other operating
(income) expense, net   - - - (1,477)
Operating profit   26,810 31,183 106,264 90,490
Interest expense   (15,620) (21,566) (55,548) (77,803)
Loss on early extinguishment of debt   - (49,881) (21,019) (75,076)
Investment income and other income (expense), net   2,273 900 50 30,471
Income (loss) from continuing operations before income taxes and noncontrolling interests
13,463 (39,364) 29,747 (31,918)
(Provision for) benefit from income taxes    (15,625) 12,672 (17,774) 14,467
(Loss) income from continuing operations   (2,162) (26,692) 11,973 (17,451)
Discontinued operations:
Income from discontinued operations, net of income taxes    - 784 - 784
Loss on disposal of discontined operations, net of income taxes - (254) - (254)
Net income from discontinued operations    - 530 - 530
Net (loss) income     (2,162) (26,162) 11,973 (16,921)
Net loss (income) attributable to noncontrolling interests      223 - 445 (2,384)
Net (loss) income attributable to The Wendy's Company     $           (1,939) $         (26,162) $          12,418 $         (19,305)

Reconciliation of Adjusted Income and Adjusted Earnings Per Share from
Continuing Operations to Net (Loss) Income and Earnings Per Share
Attributable to The Wendy's Company
(a)
Adjusted earnings per share amounts for the three months ended September 29, 2013 and the three and nine months ended September 30, 2012, include the dilutive effect of stock options and restricted shares, which were excluded from the reported number of shares used to calculate basic and diluted loss per share, as the impact would have been anti-dilutive.
Included above is a reconciliation of the number of shares used to calculate adjusted earnings per share amounts.
(In Thousands Except Per Share Amounts)
(Unaudited)
Per share (a) Per share (a) Per share Per share (a)
Adjusted income and adjusted earnings per share from continuing operations 30,254 $        0.08 $            9,119 $          0.02 $            75,132 $        0.19 $            31,687 $        0.08 $
(Less) plus:
Facilities action charges, net (24,990) (0.06) (7,066) (0.02) (30,875) (0.08) (17,038) (0.04)
Depreciation of assets that will be replaced as part of the Image Activation initiative   (3,591) (0.01) - - (15,312) (0.04) - -
Loss on early extinguishment of debt - - (30,926) (0.08) (13,137) (0.03) (46,547) (0.12)
Impairment of long-lived assets (3,332) (0.01) - - (3,332) (0.01) (4,801) (0.02)
(Loss) gain on sale of investment, net (503) (0.00) - - (503) (0.00) 17,978 0.05
Benefits of prior years' tax matters    - - 2,181 0.01 - - 2,181 0.01
Costs associated with closed restaurants in other operating (income) expense, net  - - - - - - (911) (0.00)
Total adjustments (32,416) (0.08) (35,811) (0.09) (63,159) (0.16) (49,138) (0.12)
(Loss) income from continuing operations (2,162) (0.00) (26,692) (0.07) 11,973 0.03 (17,451) (0.04)
Net income from discontinued operations - - 530 0.00 - - 530 0.00
Net (loss) income (2,162) (0.00) (26,162) (0.07) 11,973 0.03 (16,921) (0.04)
Net loss (income) attributable to noncontrolling interests 223 0.00 - - 445 0.00 (2,384) (0.01)
Net (loss) income and earnings per share attributable to The Wendy's Company (1,939) $         (0.00) $           (26,162) $       (0.07) $           12,418 $        0.03 $            (19,305) $       (0.05) $
Reported number of shares used to calculate diluted (loss) income per share   392,579 390,406 398,101 390,028
Plus: Dilutive effect of stock options and restricted shares 8,145 1,514 - 1,946
Adjusted number of shares used to calculate adjusted earnings per share   400,724 391,920 398,101 391,974
2013 2012 2013 2012
Three Months Nine Months